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                           COLUMBIA FUNDS SERIES TRUST
                      COLUMBIA CONVERTIBLE SECURITIES FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED FEBRUARY 17, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

     Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented as follows:

1. By changing the description of the Fund's principal investment strategies to reflect the following:

     o    The Fund may invest up to 20% of its assets in foreign securities.

2. By adding the following bullet point to the description of the Fund's principal investment risks:

     o FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.



INT-47/106461-0206